Exhibit 24                           Power of Attorney

    Know all by these presents, that the undersigned hereby constitute and appoint each of J. Michael Chu, Scott Dahnke, Marc Magliacano and Dave McPherson
signing singly, the undersigned's true and lawful attorney- in-fact to:

        1.  execute for and on behalf of the undersigned a Form ID and Forms 3,
            4 and 5 in accordance with Section 16(a) of the Securities Exchange
            Act of 1934 and the rules; and
        2.  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
            Form ID and Form 3, 4 or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States
            Securities and Exchange Commission and any stock exchange or similar authority.

    The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Restoration
Hardware Holdings, Inc., a Delaware corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys- in-fact.

    IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of November 1, 2012.

                                        /s/ J. Michael Chu
                                        ---------------------------------------
                                        J. Michael Chu, Member of Board of
                                        Managers of Home Holdings, LLC